United States Securities And Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005

Dover Downs Gaming & Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 1-16791

Delaware	51-0414140
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1131 N. DuPont Highway
Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 674-4600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition and

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure.

On July 28, 2005, Dover Downs Gaming & Entertainment, Inc. (the “Registrant”) issued a press release announcing the Registrant’s financial results for the second quarter ended June 30, 2005.  A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

99.1         Press Release dated July 28, 2005, issued by the Registrant.

99.2         Reconciliation of Operating Earnings to Pro Forma EBITDA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Downs Gaming & Entertainment, Inc.

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer

Dated: July 28, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 28, 2005, issued by Dover Downs Gaming & Entertainment, Inc.
99.2	Reconciliation of Operating Earnings to Pro Forma EBITDA